Exhibit 99.1

SIRVA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

		Restated
(In millions, except share amounts)	March 31, 2005	December 31, 2004

Assets
Current assets:
Cash and cash equivalents	$59.9	$72.1
Short-term investments	200.1	161.4
Accounts and notes receivable, net of allowance for doubtful accounts of $22.9 and $24.8, respectively	375.6	462.2
Mortgages held for resale	84.6	79.1
Relocation properties held for resale	89.7	90.4
Deferred income taxes	35.8	35.5
Assets held for sale	—	13.1
Other current assets	48.0	42.4
Total current assets	893.7	956.2
Property and equipment, net	150.2	162.2
Goodwill, net	392.1	397.1
Intangible assets, net	258.9	264.2
Assets held for sale	13.1	16.6
Deferred taxes	16.2	—
Other long-term assets	39.7	38.2

Total long-term assets	870.2	878.3

Total assets	$1,763.9	$1,834.5
Liabilities and Stockholders’ Equity
Current liabilities:
Short-term debt	$137.1	$129.4
Accounts payable	177.9	203.6
Accrued purchased transportation expense	52.3	74.9
Insurance loss and cargo claims reserves	79.9	83.2
Unearned premiums and other deferred credits	96.6	89.8
Accrued income taxes	36.0	38.5
Liabilities associated with assets held for sale	—	11.3
Other current liabilities	143.8	112.9

Total current liabilities	723.6	743.6
Long-term debt	533.0	533.1
Capital lease obligations	16.0	17.6
Insurance loss and cargo claims reserves	49.7	44.1
Deferred income taxes	—	5.1
Liabilities associated with assets held for sale	2.8	5.2
Other long-term liabilities	78.7	79.0

Total long-term liabilities	680.2	684.1

Total liabilities	1,403.8	1,427.7
Stockholders’ equity:
Common stock, $0.01 par value, 500,000,000 shares authorized with 76,359,814 issued and 73,765,835 outstanding at March 31, 2005 and 76,264,696 issued and 73,670,717 outstanding at December 31, 2004, respectively	0.8	0.8
Additional paid-in-capital	485.6	485.1
Accumulated other comprehensive income	8.7	17.2
Accumulated deficit	(124.9)	(86.2)
Total paid-in-capital and accumulated deficit	370.2	416.9
Treasury stock at cost, 2,593,979 shares at March 31, 2005 and December 31, 2004	(10.1)	(10.1)

Total stockholders’ equity	360.1	406.8

Total liabilities and stockholders’ equity	$1,763.9	$1,834.5

SIRVA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In millions)	Three Months Ended March 31,
	2005	Restated 2004
Revenues:
Service revenue	$474.1	$404.2
Home sale revenue	288.8	197.1
Total revenues	762.9	601.3
Direct expenses:
Purchased transportation expense	240.1	207.5
Cost of homes sold	289.0	198.1
Other direct expense	154.2	117.3
Total direct expenses	683.3	522.9
Gross margin	79.6	78.4
Operating expenses:
General and administrative expense	125.6	76.4
Intangibles amortization	3.5	2.1
Gain on sale of assets	—	(2.6)
Operating income (loss) from continuing operations	(49.5)	2.5

Other expense, net	0.3	0.1
Interest expense, net	8.1	6.2
Loss from continuing operations before income taxes	(57.9)	(3.8)
Income tax benefit	(14.6)	(1.8)
Loss from continuing operations	(43.3)	(2.0)
Income (loss) from discontinued operations, net of income tax benefit of $1.4 and $0.8 in 2005 and 2004, respectively	4.6	(1.3)
Net loss	$(38.7)	$(3.3)
Basic income (loss) per share:
Loss from continuing operations	$(0.59)	$(0.03)
Income (loss) from discontinued operations	0.06	(0.02)
Net loss	(0.52)	(0.05)
Diluted income (loss) per share:
Loss from continuing operations	$(0.59)	$(0.03)
Income (loss) from discontinued operations	0.06	(0.02)
Net loss	(0.52)	(0.05)

SIRVA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

(In millions)	Three Months Ended March 31,
	2005	Restated 2004
Cash flows from operating activities:
Net loss	$(38.7)	$(3.3)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	12.7	12.9
Amortization and write-off of deferred debt issuance costs	0.4	0.5
Stock compensation expense	—	0.9
Deferred income taxes	(21.3)	(3.7)
Gain on sale of assets, net	(4.7)	(2.5)
Change in assets and liabilities:
Accounts and notes receivable	83.2	59.6
Originations of mortgages held for resale	(217.2)	(175.7)
Sales of mortgages held for resale	211.7	186.3
Relocation properties related assets and liabilities	(5.9)	(51.0)
Accounts payable	(18.1)	29.6
Other current assets and liabilities	(40.0)	(68.6)
Other long-term assets and liabilities	6.0	1.6
Net cash provided by operating activities	(31.9)	(13.4)

Cash flows from investing activities:
Purchases of investments	(18.1)	(29.0)
Proceeds from sale or maturity of investments	15.1	26.5
Capital expenditures	(6.6)	(5.6)
Proceeds from sale of property and equipment	0.5	3.4
Acquisitions, net of cash acquired	(1.1)	(3.3)
Dispositions, net of cash sold	12.8	—
Other investing activities	(0.3)	(0.7)
Net cash used for investing activities	2.3	(8.7)

Cash flows from financing activities:
Borrowings on short-term and long-term debt	375.0	187.6
Repayments on short-term and long-term debt	(370.3)	(138.7)
Borrowings on mortgage and relocation facilities	225.1	191.1
Repayments on mortgage and relocation facilities	(221.0)	(201.8)
Repayments on capital lease obligations	(1.2)	(1.6)
Proceeds from issuance of common stock	0.4	—
Payment of initial and secondary public offering costs	—	(0.3)
Other financing activities	7.7	(4.4)

Net cash provided by financing activities	15.7	31.9
Effect of exchange rate changes on cash and cash equivalents	0.2	0.3

Net increase in cash and cash equivalents	(13.7)	10.1

Cash and cash equivalents at beginning of period	73.6	60.2

Cash and cash equivalents at end of period	$59.9	$70.3

SIRVA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

		Restated
(In millions, except share amounts)	June 30, 2005	December 31, 2004
Assets
Current assets:
Cash and cash equivalents	$64.6	$72.1
Short-term investments	184.6	161.4
Accounts and notes receivable, net of allowance for doubtful accounts of $24.0 and $24.8, respectively	486.0	462.2
Mortgages held for resale	125.4	79.1
Relocation properties held for resale	68.7	90.4
Deferred income taxes	35.8	35.5
Assets held for sale	0.4	13.1
Other current assets	35.1	42.4

Total current assets	1,000.6	956.2

Property and equipment, net	136.3	162.2
Goodwill, net	383.9	397.1
Intangible assets, net	252.7	264.2
Assets held for sale	11.9	16.6
Deferred taxes	22.9	—
Other long-term assets	40.7	38.2

Total long-term assets	848.4	878.3

Total assets	$1,849.0	$1,834.5
Liabilities and Stockholders’ Equity
Current liabilities:
Short-term debt	$172.9	$129.4
Accounts payable	192.7	203.6
Accrued purchased transportation expense	102.6	74.9
Insurance loss and cargo claims reserves	89.4	83.2
Unearned premiums and other deferred credits	106.3	89.8
Accrued income taxes	34.4	38.5
Liabilities associated with assets held for sale	—	11.3
Other current liabilities	160.7	112.9

Total current liabilities	859.0	743.6

Long-term debt	511.2	533.1
Capital lease obligations	14.4	17.6
Insurance loss and cargo claims reserves	55.0	44.1
Deferred income taxes	—	5.1
Liabilities associated with assets held for sale	2.5	5.2
Other long-term liabilities	79.2	79.0

Total long-term liabilities	662.3	684.1

Total liabilities	1,521.3	1,427.7
Stockholders’ equity:
Common stock, $0.01 par value, 500,000,000 shares authorized with 76,435,865 issued and 73,841,886 outstanding at June 30, 2005 and 76,264,696 issued and 73,670,717 outstanding at December 31, 2004, respectively	0.8	0.8
Additional paid-in-capital	486.0	485.1
Accumulated other comprehensive income (loss)	(2.2)	17.2
Accumulated deficit	(146.8)	(86.2)

Total paid-in-capital and accumulated deficit	337.8	416.9
Treasury stock at cost, 2,593,979 shares at June 30, 2005 and December 31, 2004	(10.1)	(10.1)

Total stockholders’ equity	327.7	406.8

Total liabilities and stockholders’ equity	$1,849.0	$1,834.5

SIRVA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In millions, except per share amounts)	Three Months Ended June 30,		Six Months Ended June 30,
	2005	Restated 2004	2005	Restated 2004
Revenues:
Service revenue	$608.5	$554.6	$1,082.6	$958.8
Home sale revenue	442.3	343.2	731.1	540.3
Total revenues	1,050.8	897.8	1,813.7	1,499.1
Direct expenses:
Purchased transportation expense	326.3	293.5	566.4	501.0
Cost of homes sold	442.9	344.6	731.9	542.7
Other direct expense	166.6	141.5	320.8	258.8
Total direct expenses	935.8	779.6	1,619.1	1,302.5
Gross margin	115.0	118.2	194.6	196.6
Operating expenses:
General and administrative expense	118.3	88.5	243.6	164.9
Intangibles amortization	3.4	2.1	6.9	4.2
Restructuring expense	10.3	—	10.6	—
Gain on sale of assets	0.5	(1.4)	0.5	(4.0)
Operating income (loss) from continuing operations	(17.5)	29.0	(67.0)	31.5

Other (income) expense, net	—	(0.1)	0.3	—
Interest expense, net	9.1	6.2	17.2	12.4
Income (loss) from continuing operations before income taxes	(26.6)	22.9	(84.5)	19.1
Income tax expense (benefit)	(5.4)	7.5	(20.0)	5.7
Income (loss) from continuing operations	(21.2)	15.4	(64.5)	13.4
Income (loss) from discontinued operations, net of income tax (benefit) expense of $(0.4), $0.6, $(1.8) and $(0.2), respectively	(0.7)	0.8	3.9	(0.5)
Net income (loss)	$(21.9)	$16.2	$(60.6)	$12.9
Basic income (loss) per share:
Income (loss) from continuing operations	$(0.29)	$0.22	$(0.87)	$0.19
Income (loss) from discontinued operations	(0.01)	0.01	0.05	(0.01)
Net income (loss)	(0.30)	0.23	(0.82)	0.18
Diluted income (loss) per share:
Income (loss) from continuing operations	$(0.29)	$0.21	$(0.87)	$0.18
Income (loss) from discontinued operations	(0.01)	0.01	0.05	(0.01)
Net income (loss)	(0.30)	0.22	(0.82)	0.17

SIRVA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

(In millions)	Six Months Ended June 30,
	2005	Restated 2004
Cash flows from operating activities:
Net income (loss)	$(60.6)	$12.9
Adjustments to reconcile net income loss to net cash provided by operating activities:
Depreciation and amortization	26.3	25.9
Amortization and write-off of deferred debt issuance costs	0.8	1.0
Loss on bond extinguishment	—	0.4
Change in provision for losses on accounts and notes receivables	6.2	1.8
Stock compensation expense	(0.1)	1.4
Deferred income taxes	(26.6)	(0.7)
Impairment of goodwill and other assets	3.0	—
Gain on sale of assets, net	(5.5)	(4.0)
Change in assets and liabilities:
Accounts and notes receivable	(38.2)	(58.9)
Originations of mortgages held for resale	(564.8)	(464.8)
Sales of mortgages held for resale	518.5	431.8
Relocation properties related assets and liabilities	27.2	13.9
Accounts payable	(13.9)	34.6
Other current assets and liabilities	78.8	(7.3)
Other long-term assets and liabilities	9.5	11.2
Net cash provided by operating activities	(39.4)	(0.8)

Cash flows from investing activities:
Purchases of investments	(42.5)	(53.0)
Proceeds from sale or maturity of investments	36.5	43.2
Capital expenditures	(12.4)	(13.5)
Proceeds from sale of property and equipment	1.3	7.9
Acquisitions, net of cash acquired	(1.1)	(8.6)
Dispositions, net of cash sold	13.5	—
Other investing activities	(0.6)	(1.1)
Net cash used for investing activities	(5.3)	(25.1)

Cash flows from financing activities:
Borrowings on short-term and long-term debt	801.2	317.4
Repayments on short-term and long-term debt	(817.5)	(321.7)
Borrowings on mortgage and relocation facilities	581.2	490.7
Repayments on mortgage and relocation facilities	(539.6)	(464.9)
Repayments on capital lease obligations	(2.3)	(2.2)
Call premium on bond extinguishment	—	(0.4)
Proceeds from exercises of warrants	0.8	35.0
Payment of initial and secondary public offering costs	—	(2.4)
Other financing activities	12.7	0.4

Net cash provided by financing activities	36.5	51.9

Effect of exchange rate changes on cash and cash equivalents	(0.8)	(0.2)

(Decrease) increase in cash and cash equivalents	(9.0)	25.8

Cash included in assets held for sale	—	—

Cash and cash equivalents at beginning of period	73.6	60.2

Cash and cash equivalents at end of period	$64.6	$86.0

SIRVA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

		Restated
(In millions, except share amounts)	September 30, 2005	December 31, 2004

Assets
Current assets:
Cash and cash equivalents	$32.6	$72.1
Short-term investments	48.7	161.4
Accounts and notes receivable, net of allowance for doubtful accounts of $19.3 and $24.8, respectively	457.0	462.2
Mortgages held for resale	135.7	79.1
Relocation properties held for resale	96.4	90.4
Deferred income taxes	33.9	35.5
Assets held for sale	237.8	13.1
Other current assets	27.5	42.4

Total current assets	1,069.6	956.2
Property and equipment, net	121.1	162.2
Goodwill, net	332.4	397.1
Intangible assets, net	221.0	264.2
Assets held for sale	46.8	16.6
Deferred taxes	39.1	—
Other long-term assets	23.9	38.2

Total long-term assets	784.3	878.3

Total assets	$1,853.9	$1,834.5
Liabilities and Stockholders’ Equity
Current liabilities:
Short-term debt	$182.4	$129.4
Accounts payable	203.0	203.6
Accrued purchased transportation expense	106.6	74.9
Insurance loss and cargo claims reserves	37.2	83.2
Unearned premiums and other deferred credits	54.0	89.8
Accrued income taxes	33.1	38.5
Liabilities associated with assets held for sale	136.7	11.3
Other current liabilities	139.4	112.9

Total current liabilities	892.4	743.6
Long-term debt	528.9	533.1
Capital lease obligations	12.9	17.6
Insurance loss and cargo claims reserves	3.0	44.1
Deferred income taxes	—	5.1
Liabilities associated with assets held for sale	63.3	5.2
Other long-term liabilities	81.1	79.0

Total long-term liabilities	689.2	684.1

Total liabilities	1,581.6	1,427.7
Stockholders’ equity:
Common stock, $0.01 par value, 500,000,000 shares authorized with 76,494,138 issued and 73,900,159 outstanding at September 30, 2005 and 76,264,696 issued and 73,670,717 outstanding at December 31, 2004, respectively	0.8	0.8
Additional paid-in-capital	486.8	485.1
Accumulated other comprehensive (loss) income	(7.5)	17.2
Accumulated deficit	(197.7)	(86.2)

Total paid-in-capital and accumulated deficit	282.4	416.9
Treasury stock at cost, 2,593,979 shares at September 30, 2005 and December 31, 2004	(10.1)	(10.1)

Total stockholders’ equity	272.3	406.8

Total liabilities and stockholders’ equity	$1,853.9	$1,834.5

SIRVA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In millions, except per share amounts)	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	Restated 2004	2005	Restated 2004
Revenues:
Service revenue	$692.0	$655.5	$1,669.3	$1,523.8
Home sale revenue	444.0	398.2	1,175.1	938.5
Total revenues	1,136.0	1,053.7	2,844.4	2,462.3
Direct expenses:
Purchased transportation expense	428.1	404.8	991.9	904.0
Cost of homes sold	445.3	399.1	1,177.2	941.8
Other direct expense	139.9	128.3	380.4	329.3
Total direct expenses	1,013.3	932.2	2,549.5	2,175.1
Gross margin	122.7	121.5	294.9	287.2
Operating expenses:
General and administrative expense	98.8	72.4	322.7	221.4
Impairment	49.2	—	49.2	—
Intangibles amortization	2.9	1.5	8.8	4.5
Restructuring expense	—	2.1	10.6	2.1
Loss (gain) on sale of assets	0.5	(2.4)	0.7	(5.3)
Operating income (loss) from continuing operations	(28.7)	47.9	(97.1)	64.5

Other (income) expense, net	(0.2)	0.1	0.1	0.1
Interest expense, net	9.2	4.6	24.0	14.1
Income (loss) from continuing operations before income taxes	(37.7)	43.2	(121.2)	50.3
Income tax expense (benefit)	(8.2)	14.7	(27.7)	16.1
Income (loss) from continuing operations	(29.5)	28.5	(93.5)	34.2
Loss from discontinued operations, net of income tax benefit of $13.3, $12.6, $15.6 and $8.5, respectively	(21.4)	(20.3)	(18.0)	(13.1)
Net income (loss)	$(50.9)	$8.2	$(111.5)	$21.1
Basic income (loss) per share:
Income (loss) from continuing operations	$(0.40)	$0.39	$(1.27)	$0.48
Income (loss) from discontinued operations	(0.29)	(0.28)	(0.24)	(0.18)
Net income (loss)	(0.69)	0.11	(1.51)	0.30
Diluted income (loss) per share:
Income (loss) from continuing operations	$(0.40)	$0.38	$(1.27)	$0.46
Loss from discontinued operations	(0.29)	(0.28)	(0.24)	(0.18)
Net income (loss)	(0.69)	0.11	(1.51)	0.28

SIRVA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

(In millions)	Nine Months Ended September 30,
	2005	Restated 2004
Cash flows from operating activities:
Net income (loss)	$(111.5)	$21.1
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	38.5	37.7
Amortization and write-off of deferred debt issuance costs	1.2	1.4
Loss on bond extinguishment	—	0.4
Stock compensation expense	—	1.7
Provision for losses on accounts and notes receivable	6.3	3.2
Deferred income taxes	(49.2)	(1.7)
Impairment of goodwill and other assets	79.3	19.7
Gain on sale of assets, net	(5.2)	(7.5)
Change in operating assets and liabilities:
Accounts and notes receivable	(90.8)	(156.7)
Originations of mortgages held for resale	(1,022.3)	(784.1)
Sales of mortgages held for resale	965.7	758.3
Relocation properties related assets and liabilities	7.6	6.0
Accounts payable	(1.1)	51.3
Other current assets and liabilities	93.5	41.1
Other long-term assets and liabilities	28.3	18.3
Net cash used in operating activities	(59.7)	10.2
Cash flows from investing activities:
Purchases of investments	(68.3)	(90.8)
Proceeds from sale or maturity of investments	60.4	73.6
Capital expenditures	(20.7)	(22.3)
Proceeds from sale of property and equipment	1.6	12.4
Acquisitions, net of cash acquired	(1.1)	(12.5)
Dispositions, net of cash sold	25.2	—
Other investing activities	(0.7)	(1.4)
Net cash used for investing activities	(3.6)	(41.0)
Cash flows from financing activities:
Borrowings on short-term and long-term debt	1,226.9	557.8
Repayments on short-term and long-term debt	(1,223.0)	(546.9)
Borrowings on mortgage and relocation facilities	1,034.2	771.7
Repayments on mortgage and relocation facilities	(983.0)	(745.6)
Proceeds from issuance of common stock	1.1	—
Proceeds from exercises of warrants	—	35.0
Other stock transactions and financing activities	(1.9)	(5.3)
Net cash provided by financing activities	54.3	66.7
Effect of exchange rate changes on cash and cash equivalents	(2.4)	0.1
(Decrease) increase in cash and cash equivalents	(11.4)	36.0
Cash included in assets held for sale	(29.6)	(2.2)
Cash and cash equivalents at beginning of period	73.6	60.2
Cash and cash equivalents at end of period	$32.6	$94.0